SIGNIFICANT ACCOUNTING POLICIES	6 Months Ended
Jun. 30, 2019
SIGNIFICANT ACCOUNTING POLICIES [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
2. SIGNIFICANT ACCOUNTING POLICIES

A summary of the Company’s significant accounting policies is identified in note 2 of the Company’s annual financial statements for the year ended December 31, 2018 included in the Company’s Annual Report on Form 20-F, with the exception of certain changes noted below.

Accounting standards implemented in 2019

Effective from January 1, 2019 we adopted the new accounting standard ASC 842 Leases applying the modified retrospective method. We recognized an initial $2.4 million lease liability and a corresponding right-of-use lease asset to comply with the new lease standard. No cumulative effects have been recorded to the Company’s accumulated deficit. The comparative information has not been restated and continues to be reported under the accounting standards in effect for those prior periods (effective date method). The Company has applied the practical expedient for time-charter contracts out that include both a lease component, consisting of the lease of the vessel, and a non-lease component, consisting of the operation of the vessel for the customer, to not separate non-lease components, or service element, from the associated lease component and instead to account for those components as a single component if the non-lease component otherwise would be accounted for under the new revenue guidance (ASC 606); and both of the following are met: (1) the timing and patterns of transfer of the non-lease component and associated lease are the same; and (2) the lease component, if accounted for separately, would be classified as  an operating lease.

The right-of-use asset and lease liability is related to leased office space, which has been amortized during the six months ended June 30, 2019 and it is not expected to cause a material impact to the Company’s operating expenses in 2019.

ASC 842 also allows lessees to elect as an accounting policy not to apply the provisions of ASC 842 to short term leases (i.e., leases with an original term of 12-months or less), which the Company has applied. Instead, a lessee may recognize the lease payments in profit or loss on a straight-line basis over the lease term and variable lease payments in the period in which the obligation for those payments is incurred.

No other new accounting policies have been adopted since December 31, 2018.

Recent Accounting Pronouncements

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit losses (ASC 326), which amends the guidance on the impairment of financial instruments. The standard adds an impairment model known as the current expected credit loss ("CECL") model that is based on expected losses rather than incurred losses. Under the new guidance, an entity is required to recognize as an allowance its estimate of expected credit losses, which the FASB believes will result in more timely recognition of such losses. Unlike the incurred loss models under existing standards, the CECL model does not specify a threshold for the recognition of an impairment allowance. Rather, an entity will recognize its estimate of expected credit losses for financial assets as of the end of the reporting period. Credit impairment will be recognized as an allowance or contra-asset rather than as a direct write-down of the amortized cost basis of a financial asset. However, the carrying amount of a financial asset that is deemed uncollectible will be written off in a manner consistent with existing standards. The standard will be effective for the first reporting period within annual periods beginning after December 15, 2019 and early adoption is permitted. We are in the process of evaluating financial assets on our balance sheet for potential credit losses under the CECL model.